Exhibit 10.2

SECOND AMENDMENT TO RESTATED AND AMENDED PURCHASE AGREEMENT

This Second Amendment to Restated and Amended Purchase Agreement (“Second Amendment”) is effective as of the 14th day of September, 2005, by TRADEMARK PROPERTY COMPANY, a Texas corporation (“Purchaser”), and THE KIRK & BLUM MANUFACTURING COMPANY, an Ohio corporation (“Seller”).

WITNESSETH:

WHEREAS, Seller and Purchaser entered into that certain Restated and Amended Purchase Agreement dated June 20, 2005, as amended by that certain First Amendment to Restated and Amended Purchase Agreement dated July 15, 2005 (as amended, the “Agreement”), covering the sale of two (2) separate parcels of land, as more particularly described therein (unless otherwise defined herein, all defined terms in this Second Amendment will have the same meaning as in the Agreement); and

WHEREAS, Section 5 of the Agreement provides that the Closing of Parcel A must occur on or before July 15, 2005, subject to Purchaser’s right to extend such closing for up to three (3) thirty (30) day periods (“First”, “Second”, and “Third Extensions”, respectively);

WHEREAS, Purchaser has previously exercised its First and Second Extensions and has paid Seller Extension Fees of $50,000.00 for each extension;

WHEREAS, Purchaser desires to exercise its Third Extension right;

WHEREAS, Seller has agreed to extend the Third Extension so that after Purchaser exercises the Third Extension, the Closing of Parcel A must occur on or before October 31, 2005; and

WHEREAS, Seller and Purchaser desire to enter into this Second Amendment to evidence their agreement regarding the foregoing matters;

NOW, THEREFORE, for good and valuable consideration — which the parties acknowledge receiving —

Seller and Purchaser hereby agree as follows:

1. By its execution of this Second Amendment, Purchaser hereby exercises the Third Extension.

2. Contemporaneously with Purchaser’s execution of this Second Amendment, Purchaser is delivering to Seller $75,000.00 as the Extension Fee for the Third Extension.

3. Purchaser’s exercise of the Third Extension will extend the Closing of Parcel A until on or before October 31, 2005, notwithstanding anything in the Agreement to the contrary.

Except as specifically modified by the terms of this Second Amendment, all of the terms and provisions of the Agreement shall remain in full force and effect and unmodified and are hereby ratified by the parties.

This Agreement may be executed in any number of counterparts, each of which will be an original, and all of which — when taken together — will constitute one (1) document. Facsimile signatures will be treated as original signatures for all purposes hereunder.

EFFECTIVE as of the day and year first above written.

THE KIRK & BLUM MANUFACTURING
COMPANY, an Ohio corporation

By:
Name:
Its:

TRADEMARK PROPERTY COMPANY,
a Texas corporation

By:
Name:
Its:

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